DRIEHAUS MUTUAL FUNDS

(the “Trust”)

Driehaus Global Growth Fund *DRGGX (the “Fund”)

SUPPLEMENT DATED SEPTEMBER 12, 2014

TO SUMMARY PROSPECTUS DATED APRIL 30, 2014

IMPORTANT NOTICE

The Board of Trustees of the Trust (the “Board”) has determined to terminate and liquidate the Fund. Effective as of the close of business on October 13, 2014, the Fund will close and will not accept any purchase orders. As of October 20, 2014, the Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs. Shareholders who do not sell their shares of the Fund before the effective date under the Plan of Termination and Liquidation, currently expected to be October 20, 2014, will not be able to do so after that date and will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares on the liquidation date. Thereafter, the Fund will be liquidated and dissolved.

Effective September 4, 2014, Sebastien Pigeon no longer serves as the assistant portfolio manager of the Fund. Effective September 12, 2014, Dan Rea no longer serves as the portfolio manager of the Fund and Joshua Rubin (formerly assistant portfolio manager of the Fund) serves as portfolio manager of the Fund. Accordingly, the following information replaces the existing disclosure under “Portfolio Management” on page 4 of the Summary Prospectus:

Portfolio Manager

Joshua Rubin

Portfolio Manager of DCM

Portfolio Manager of the Fund

since 9/14

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.